                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of Earliest Event Reported)
                                  April 6, 2002


                               THE SHAW GROUP INC.
             (Exact name of registrant as specified in its charter)


          Louisiana                     1-12227                  72-1106167
(State or other jurisdiction of  (Commission File Number)      (IRS Employer
        incorporation)                                       Identification No.)

                  4171 Essen Lane, Baton Rouge, Louisiana 70809
              (Address of principal executive offices and zip code)

                                 (225) 932-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On April 6, 2002, April 13, 2002 and July 29, 2002, The Shaw Group Inc. and/or one of its subsidiaries entered into employment agreements with David L. Chapman, Sr., Nicholas C. Gallinaro and Dorsey Ron McCall, respectively. Each employment agreement is filed herewith as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits:

                  99.1. Employment Agreement of David L. Chapman, Sr. dated April 6, 2002.

                  99.2. Employment Agreement of Nicholas C. Gallinaro dated April 13, 2002, as amended.

                  99.3. Employment Agreement of Dorsey Ron McCall dated July 29, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE SHAW GROUP INC.
                                       (Registrant)

Date: December 24, 2003            By: /s/ Robert L. Belk
                                       ------------------
                                       Robert L. Belk, Executive Vice President
                                       and Chief Financial Officer

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                               THE SHAW GROUP INC.

                                  EXHIBIT INDEX

                                    Form 8-K
                               December 24, 2003

Exhibit Number                Description                             Page No.
--------------         -----------------------------                  --------
     99.1              Employment Agreement of
                       David L. Chapman, Sr. dated
                       April 6, 2002.

     99.2              Employment Agreement of
                       Nicholas C. Gallinaro dated
                       April 13, 2002, as amended.

     99.3              Employment Agreement of
                       Dorsey Ron McCall dated
                       July 29, 2002.


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